TCW Funds, Inc.

TCW Emerging Markets Multi-Asset Opportunities Fund – Class I and Class N

TCW Value Opportunities Fund – Class I and Class N

Supplement Dated September 9, 2014 to the

Prospectus Dated February 28, 2014, as Amended

Disclosure relating to the TCW Emerging Markets Multi-Asset Opportunities Fund

Effective immediately, Ray S. Prasad has been added to the portfolio management team of the TCW Emerging Markets Multi-Asset Opportunities Fund. Therefore, effective immediately, on page 61, under the heading “Portfolio Managers,” the following is added:

Name	Experience with the Fund	Primary Title with Investment Adviser
Ray S. Prasad	September 2014	Managing Director

In addition, effective immediately beginning on page 84, under the heading “Management of the Funds—Portfolio Managers,” the following information for Ray S. Prasad is added to the section relating to the TCW Emerging Markets Multi-Asset Opportunities Fund:

Ray S. Prasad	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West. Prior to September 2014, Director and Senior Portfolio Manager for Batterymarch Financial Management, Inc.

Disclosure relating to the TCW Value Opportunities Fund

Effective September 9, 2014, TCW Value Opportunities Fund will be changing its name to TCW Relative Value Mid Cap Fund. All references to TCW Value Opportunities Fund will be replaced by TCW Relative Value Mid Cap Fund.

In addition, effective September 9, 2014, the first sentence in the first paragraph under the section entitled “Principal Investment Strategies,” on page 27 will be deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets, plus borrowings for investment purposes, in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell MidCap® Value Index. If the Fund makes any changes to this 80% investment policy, it will notify shareholders in writing at least 60 days in advance of such change.

Please retain this Supplement with your Prospectus for future reference.